UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 19, 2008

                          HYPERTENSION DIAGNOSTICS, INC
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                    0-24635                  41-1618036
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                    Identification No.)

 2915 Waters Road, Suite 108
      Eagan, Minnesota                                            55121
  ------------------------                                 -------------------
   (Address of principal                                        (Zip Code)
    executive offices)

Registrant's telephone number, including area code: 651-687-9999



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
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Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.
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Item 8.01 Other Events
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SIGNATURE
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Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.

Item 8.01  Other Events.

         On March 19, 2008, Hypertension Diagnostics, Inc. ("HDI") agreed to extend the expiration of the exercise date of its remaining 50% Warrant B warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share (collectively, the "Remaining Warrants"), which were granted in connection with HDI's private offering which closed on August 28, 2003. The Remaining Warrants, which would have expired on March 31, 2008 were extended to expire on December 31, 2008.

         HDI agreed to extend the expiration of the exercise date of its Warrant B warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share (collectively, the "February B Warrants"), which were granted in connection with HDI's private offering which closed on February 9, 2004. The February B Warrants, which would have expired on March 31, 2008 were extended to expire on December 31, 2008. For those holders who exercise with respect to at least fifty percent (50%) of the shares underlying their February B Warrants by December 31, 2008, HDI has agreed to extend the expiration of the exercise date of the remaining 50% of those February B Warrants to June 30, 2009.

         HDI agreed to extend the expiration of the exercise date of its Warrant C warrants to purchase shares of its common stock, $0.01 par value per share, and Series A Convertible Preferred Stock, $0.01 par value per share (collectively, the "Third Tranche of August Warrants"), which were granted in connection with HDI's private offering which closed on August 28, 2003. The Third Tranche of August Warrants, which would have expired on August 28, 2008 were extended to expire on September 30, 2009.

         HDI agreed to extend the expiration of the exercise date of its Warrant C warrants to purchase shares of its common stock, $0.01 par value per share and Series A Convertible Preferred Stock, $0.01 par value per share (collectively, the "Third Tranche of February Warrants'), which were granted in connection with HDI's private offering which closed on February 9, 2004. The Third Tranche of February Warrants, which would have expired on February 9, 2009 were extended to expire on March 31, 2010.

         HDI agreed to extend the expiration of the exercise date of warrants held by Bernard T. Weber, which were issued in connection with the payment for financial services provided by Bernard T. Weber to HDI in connection with the Company's private placement which closed on August 28, 2003 and February 9, 2004 (the "Weber Warrants"). The Weber Warrants, which would have expired on August 28, 2008 were extended to expire on September 30, 2009.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HYPERTENSION DIAGNOSTICS, INC.

                                            By   /s/ Mark N. Schwartz
                                                 ------------------------
                                                 Its Chairman of the Board and
                                                 Chief Executive Officer

Dated: March 19, 2008